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                         Prudential Mid-Cap Value Fund
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                       SUPPLEMENT DATED NOVEMBER 29, 1999
                        PROSPECTUS DATED APRIL 28, 1999

   The following information supplements the information contained in the Prospectus under 'How to Buy, Sell and Exchange Shares of the Fund--How to Buy
Shares':

Effective at the close of business today, the Fund has suspended the sale of shares to new accounts because the Board of Trustees is considering whether to liquidate the Fund or merge it into another Prudential Mutual Fund. The Board expects to reach a decision on this issue in the first quarter of 2000. The Fund will continue to offer its shares to certain existing shareholder accounts, including (1) Retirement Programs, PruArray Association Benefit Plans and PruArray Saving Programs that are currently shareholders of the Fund, and successor or related programs and plans, (2) investors who have executed a Letter of Intent prior to November 29, 1999, (3) shareholders who have elected to reinvest dividends and/or distributions and (4) current shareholders participating in automatic investment plans. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption rights remain in effect. At October 31, 1999, the Fund's assets were approximately $57.1 million and the General Account of The Prudential Insurance Company of America owned approximately $50.8 million of those shares, representing about 89% of the shares outstanding.
MF184C2